Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

In connection with the Annual Report on Form 10-K for the year ended December 31, 2022 (the “Report”) of Stone Point Credit Corporation (the “Company”), as filed with the Securities and Exchange Commission on the date hereof, I, Scott Bronner, the Principal Executive Officer of the Company, hereby certify, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Scott J. Bronner
Name: Scott J. Bronner
Date: March 30, 2023